UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4786

Ariel Investment Trust
(Exact name of registrant as specified in charter)

200 East Randolph Drive Suite 2900 Chicago, Illinois			60601
(Address of principal executive offices)			(Zip code)

Sheldon R. Stein 200 East Randolph Drive Suite 2900 Chicago, Illinois 60601
(Name and address of agent for service)

with a copy to:

Arthur Don Seyfarth Shaw LLP 131 South Dearborn Street Suite 2400 Chicago, Illinois 60603

Registrant’s telephone number, including area code:		(312) 726-0140

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2007

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1)

Investing in small and mid-cap stocks is more risky and more volatile than investing in large cap stocks. For the period ended September 30, 2007, the average annual total returns of Ariel Fund and Ariel Appreciation Fund for the one-, five- and ten-year periods were 11.97%, 13.26% and 10.77%; and 12.09%, 13.31% and 10.42%, respectively. For the period ended September 30, 2007, the average annual total returns of Ariel Focus Fund for the one-year and since inception periods (June 30, 2005) were 12.05% and 9.02%. As of September 30, 2006, Ariel Fund and Ariel Appreciation Fund had annual expense ratios of 1.07% and 1.16%, respectively. As of September 30, 2006, Ariel Focus Fund had an annual net expense ratio of 1.25% and a gross expense ratio of 2.20%. Ariel Capital Management, LLC, the Adviser to the Ariel Mutual Funds, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2009. After that date, there is no assurance that such expenses will be limited. Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by visiting our web site, arielmutualfunds.com. Ariel Focus Fund is a nondiversified fund and therefore may be subject to greater volatility than a more diversified investment.

This report candidly discusses a number of individual companies. Our opinions are current as of the date of this report but are subject to change. The information provided in this report is not reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

Please consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. Before investing, you should carefully read the funds’ prospectus, which contains this and other information about the funds. Call Ariel Distributors, LLC at 800-292-7435 for a prospectus or visit our web site, arielmutualfunds.com.

Ariel Investment Trust P.O. Box 701 Milwaukee, Wisconsin 53201-0701 800-292-7435 arielmutualfunds.com

Turtle Talk with our Investment Specialists

I recently received a notice that U.S. Bancorp is Ariel’s new Transfer Agent. Can you tell me what a transfer agent does and how this change affects me?

- Eddie H., Des Moines, IA

Atalie: As our transfer agent, U.S. Bancorp handles the day-to-day maintenance of your account—such as processing your purchases and redemptions; updating account records including change of address or banking information; as well as preparing and distributing your statements and tax forms.

Although you may not notice an initial change in service, we hope you will begin to see subtle enhancements in your account processing going forward. One immediate benefit you will notice is U.S. Bancorp’s extended phone hours—you can now speak to a shareholder services representative from 8:00 am to 7:00 pm Central Time, Monday through Friday.

Please note, because of this change we have updated our fund numbers and mailing address as referenced below. Your account numbers will remain the same.

If you have any additional questions, please feel free to call me at 800-292-7435, option 4 or visit our web site at arielmutualfunds.com.

September 30, 2007	SLOW AND STEADY WINS THE RACE

“ Despite a tough third quarter, our portfolios have posted solid gains year-to-date even as smaller companies and value stocks have struggled.”

Dear Fellow Shareholder: So the story played out in the usual fashion. There was a bubble. This time it was housing. It burst—just like all bubbles do. And as any kid knows, when they are big, bursting bubbles are messy. This “mess” was sub-prime and when these risky, widely-owned mortgage securities collapsed, the damage indiscriminately bled into the broader financial sector which then took the whole stock market down with it. And just when everyone thought we were all in for a long, cold winter, the Federal Reserve Board rode in on their white horses.

Looking only at returns, the domestic stock market behaved as if it suffered from bi-polar disorder during the third quarter—its credit crunch induced gloom magically morphed into rate relief glee once the Fed juiced liquidity in a frantic attempt to dodge a recession. By the end of the quarter, large-caps had outperformed small-caps and growth trumped value. Our own results fell in line with this pattern. The small and mid-sized issues of Ariel Fund lost -6.0% which just barely beat out the Russell 2500 Value Index. By quarter’s end, only -0.02% separated the two. The Russell 2500 Index fared better with a -2.5% loss. Meanwhile, Ariel Appreciation Fund fell
-4.7% while the Russell Midcap Value Index and the Russell Midcap Index lost -3.6% and -0.4%, respectively. Ariel Focus Fund dropped -2.3%. By contrast, the Russell 1000 Value Index was essentially flat at -0.2% and the Russell 1000 Index managed a +2.0% gain.

Our investors have often heard us say our conservative approach typically helps preserve assets during market downturns. Against this backdrop, one might wonder why we didn’t do better? Did the turtle’s shell become soft? Actually, we performed in predictable fashion. When the market dropped sharply from July 1st through August 16th, our portfolios proved more buoyant than their value benchmarks and our disciplined strategy helped preserve capital. But when rates were unexpectedly cut, the market surged on Wall Street’s belief that the powers that be would do whatever it took to avert a meltdown—even if it meant a bail-out. Suddenly, our high-quality names that had been holding up so well were overtaken by the lower-quality, interest rate sensitive cyclical and commodity issues that stand to benefit most when money is cheap. Despite a tough third quarter, our portfolios have posted solid gains year-to-date even as smaller companies and value stocks have struggled.

Financial Fallout/Financial Feast

With the sub-prime debacle dominating the headlines, we are convinced the bad news is out and part of this financial fire storm is coming to an end. That said, the Fed’s willingness to step in to protect our economy does not absolve all the excesses surrounding bad credit decisions. The mortgage mess is just one piece of a bigger puzzle and overshadows darker issues surrounding private equity and hedge funds. In fact, we expect a lot more fallout in these areas and are

ARIELMUTUALFUNDS.COM

not alone in our bearish views. Jeremy Grantham, head of the well-respected investment firm GMO, predicts that in just five years “…up to half the hedge funds and a substantial percentage of the private equity firms in existence today will have simply ceased to exist.”

“ The mortgage mess is just
one piece of a bigger puzzle…”

Since tantalizing returns can be easily generated by capitalizing on a low interest rate environment, hedge fund managers loaded up on debt to earn their big fees. The get-rich-quick mentality that took hold of their ranks subsequently led to enormous risk taking. Similarly, private equity firms binged on easy credit as they tried to consume bigger and bigger companies in one bite. The risk profiles of these super-sized deals grew with their rich multiples—in some cases up to 16x cash flow. When one considers a fair price for a good business was more in the order of 10 to 12x cash flow only a couple of years ago, 16x looks pretty steep. Not surprisingly, the only way to seal these expensive deals was to lever up. With huge fees to be earned, lenders were only too pleased to oblige. But now they aren’t so happy with $350 billion in leverage buy-out debt sitting on their books and no takers. In our view, unlike the sub-prime debacle where the worst is over—or any situation for that matter where bad news is quickly priced in—the private equity troubles will play out over time. In our view, there have been too many instances where private equity buyers overpaid for the companies they acquired. Additionally, current lending conditions are making it harder and harder for them to do deals.

Against this backdrop of mounting leverage and disappearing deals, the summer’s sub-prime fiasco could prove to be a hiccup by comparison. Layer on a slowing economy, $90 oil, a maxed-out consumer, and the second longest bull-run since 1929 and it’s easy to see why a protracted, more significant correction might be looming. But the march down won’t be led by the publicly-traded financial stocks, even though this is where the market’s summer difficulties were born. Most of these issues have already collapsed and are selling at bargain prices regardless of their credit exposure. Thus far, financial stocks remain the broad market’s worst performing sector for the second half. As natural contrarians, when we see this kind of market displacement, our interest actually gets piqued. As the great investor, Sir John Templeton, once wisely noted, “For those properly prepared in advance, a bear market in stocks is not a calamity but an opportunity.” Right now, that rare opportunity is at hand, and we have recently been able to snatch up some great financial franchises at bargain basement prices.

“…we have recently been able to

snatch up some great financial

franchises at bargain basement prices.”

Looking forward, we believe our portfolios are poised to do well in the difficult markets that lie ahead. For one, our financial names are cheap, which provides a considerable margin of safety. Meanwhile, our other high-quality issues have the financial strength and consistent growth to help keep them insulated from market shocks.

As always, we appreciate the opportunity to serve you and welcome any questions or comments that you might have. You can contact us directly at email@arielmutualfunds.com.

Sincerely,

John W . Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

NOT PART OF THE ANNUAL REPORT

Company Spotlight	[Ariel Fund]

Chittenden Corporation (NYSE: CHZ)

Two Burlington Square

Burlington, VT 05401

802-658-4000

www.chittendencorp.com

Headquartered in New England, Chittenden Corporation is a multi-bank holding company with approximately $7 billion in assets. Through a family of six banks, Chittenden operates across Vermont, New Hampshire, Massachusetts, Connecticut and Maine. The company’s crown jewel is Chittenden Bank, Vermont’s largest full-service banking franchise which counts one in three Vermont households as customers.

Coveted Franchise

Chittenden Bank provides customers with a broad portfolio of financial services ranging from commercial and consumer banking to captive insurance services as well as wealth management, mortgage services, merchant credit card processing and retirement plan administration. Primarily targeting small to mid-sized businesses, Chittenden strives to be the bank of choice in the regions it serves by offering high-touch assistance and building deep relationships with customers through multiple products and services.

Value Not Volume

We initiated our position in the company in May 2004 as the market was penalizing its stock price for low loan growth. As the company describes it, their business is built upon value not volume—a practice we admire. For the past few years, Wall Street has discounted Chittenden as an unlikely takeover target, viewing its business as a land-locked banking franchise operating in a region of average growth. In our view, Wall Street missed the strength of the company’s balance sheet and strong business fundamentals. Admittedly slow and steady, the bank’s growth has been consistent over time. Also noteworthy, Chittenden’s conservative loan underwriting practices produce superior credit quality, perhaps best illustrated by its historically low credit losses—about 0.14% annually. Chittenden’s rigorous standards are a result of a seasoned management team led by Chairman and CEO, Paul Perrault, a
30-year plus veteran of commercial banking, and in our eyes, one of the best in the business. We liked his consistent willingness to pass up aggressive transactions that could not stand the test of time. Considering the wreckage caused by the sub-prime mortgage debacle, this discipline was all the more prescient.

Surprise Takeover

In June, People’s United Financial, Inc. announced it would acquire Chittenden, catching the investment community by surprise. The union represents a rare situation in which a high quality franchise, with no takeover premium priced into its stock, yields significant appreciation.

The purchase price of $37 was a 31% per share premium to the previous day close and a 6% premium to our $35 estimate of private market value. On the good news of the acquisition, we sold our Chittenden shares. The acquisition is expected to close during the first quarter of 2008.

800-292-7435

Company Spotlight	[Ariel Fund]

Herman Miller, Inc. (NASDAQ: MLHR)

855 East Main Avenue

Zeeland, MI 49464

(616) 654-3000

www.hermanmiller.com

Herman Miller, the third largest furniture manufacturer in the United States, boasts a long track record of marrying form and function. The company is well-known for its iconic designs like the cubicle, introduced to workers in the 1960s, followed by other famous designs, including the Eames and Aeron chairs—both of which are part of the Museum of Modern Art’s permanent collection. The company serves business, government and health care organizations as well as individual households, offering a wide array of products including freestanding furniture, ergonomic devices, filing and storage systems, lighting, seating and textiles.

Wide Economic Moat

Beyond its many recognizable designs, Herman Miller possesses a number of other competitive advantages. For example, its $8 billion installed furniture base generates an enviable stream of recurring revenue as existing clients choose to expand or update existing Herman Miller set-ups. The company is also relentlessly focused on innovation, spending tens of millions of dollars each year on research and development. Its capital commitment not only builds a strong new product pipeline, but equally as important, has helped weather down markets. After the dotcom bust, Herman Miller’s business was practically slashed in half, yet leadership made the tough call to continue to plow dollars into R&D. A few years later, Herman Miller emerged as an even stronger company with more award-winning innovations—like novel LED lighting and a modernized cubicle design—not to mention a stronger balance sheet.

Skepticism on The Street

The economic environment is Herman Miller’s biggest risk as the furniture industry largely mirrors trends in corporate spending, white collar hiring and service sector employment levels. With the market’s recent volatility, Wall Street’s skepticism toward furniture manufacturers has increased, and in our view, short-sightedness is overly discounting Herman Miller’s stock price. We believe the industry and Herman Miller will outpace Wall Street’s low expectations for the foreseeable future.

Buying When Others are Fearful

In fact, we have taken advantage of the market’s recent turmoil as an opportunity to buy shares. Herman Miller is a very different company than it was during the last economic downturn. Specifically, management continues to leverage top-line growth; its product pipeline remains strong; and Herman Miller’s international presence has expanded rapidly. Inroads into hospitality and health care provide additional runways for growth. We also like management’s commitment to repurchase shares. Notably, over the past decade, Herman Miller has returned over $1 billion to its shareholders. As of September 30, 2007, the company traded at $27.14, a compelling 30% discount to our private market value estimate of $39.

NOT PART OF THE ANNUAL REPORT

Company Spotlight	[Ariel Appreciation Fund]
[Ariel Focus Fund]

Illinois Tool Works Inc. (NYSE: ITW)

3600 West Lake Avenue

Glenview, IL 60026

847-724-7500

www.itw.com

Founded as a toolmaker almost 100 years ago, Illinois Tool Works is now a global manufacturer of highly engineered industrial products and specialty systems used by the automotive, construction, electronics, food, paper and pharmaceutical industries. The company operates more than 750 businesses which produce everything from nail guns and staplers, to welding equipment and sealants, to commercial cooking equipment.

The Art of Acquisitions

Illinois Tool Works has effectively expanded its market share through numerous small acquisitions over the last 25 years. Unlike many firms that count on company headquarters to identify takeover targets, Illinois Tool Works requires the management of its distinct businesses to identify compelling acquisitions. Additionally, once acquisitions are made, business managers are responsible for successfully integrating newly purchased entities into their operations. This strategy fosters an entrepreneurial environment in which leadership is not only given oversight of their own operations, but also incredible opportunity to grow their management responsibilities and businesses over time.

Looking ahead, we anticipate Illinois Tool Works will benefit from today’s tightening credit environment. As liquidity becomes harder to come by, private equity firms should continue to scale back their bids for businesses. As a result, we are confident strategic buyers like Illinois Tool Works will face less competition for acquisition opportunities.

80/20 Focus

We particularly admire Illinois Tool Works’ obsession with time through its 80/20 business strategy, a practice that keeps employees focused on the most profitable products and customers. The basic premise is that 80% of sales are driven by 20% of the company’s products sold to key customers. By using this rule as a guidepost, employees concentrate their time and energy on key operations and avoid wasting time on non-core practices. Some of the 80/20 strategies include product line simplification, manufacturing to the market rate of demand and outsourcing. Moreover, the 80/20 approach helps strengthen customer satisfaction in addition to margins and profitability.

Compelling Valuation

We have had our eye on Illinois Tool Works for years. Headquartered in our own backyard, we have had the chance to watch the company up close and get to know Chairman and CEO David Speer. We particularly like his discipline and no-nonsense approach. Additionally, we trust his candor and insight on current business challenges. Illinois Tool Work’s stock has traded down this year on investor concerns over the company’s exposure to the automotive and domestic construction industries. Yet, with its diversified businesses and ability to create scale in highly fragmented markets, we believe the skepticism has been exaggerated and initiated a position in August. As of September 30, 2007, shares traded at $59.64, a 16% discount to our $71 estimate of the company’s intrinsic worth.

ARIELMUTUALFUNDS.COM

Ariel Fund Statistical Summary (ARGFX)	(Unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
					2005	2006	2007	2005	2006	2007	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	9/30/07	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)

Lee Enterprises Inc.	LEE	15.57	14.58	35.65	2.11	1.90	2.45	7.4	8.2	6.4	719
Invacare Corp.	IVC	23.38	17.24	25.76	1.86	1.45	1.22	12.6	16.1	19.2	747
BearingPoint, Inc.	BE	4.05	3.83	8.89	(3.59)	(1.01)	(0.15)	NM	NM	NM	816
ACCO Brands Corp.	ABD	22.44	19.79	27.45	1.03	1.00	1.29	21.8	22.4	17.4	1,212
Harte-Hanks, Inc.	HHS	19.68	19.62	28.78	1.34	1.39	1.30	14.7	14.2	15.1	1,437
McClatchy Co.	MNI	19.98	19.50	44.95	3.44	3.13	1.84	5.8	6.4	10.9	1,640
Herman Miller, Inc.	MLHR	27.14	25.83	40.79	1.27	1.71	2.15	21.4	15.9	12.6	1,708
Assured Guaranty Ltd.	AGO	27.17	21.32	31.99	2.61	2.12	2.45	10.4	12.8	11.1	1,843
Brady Corp.	BRC	35.88	30.50	44.46	1.85	2.18	2.14	19.4	16.5	16.8	1,942
Bio-Rad Laboratories, Inc.	BIO	90.50	66.80	94.00	3.51	3.65	3.53	25.8	24.8	25.6	2,416
Steelcase Inc.	SCS	17.98	14.03	20.72	0.45	0.72	0.96	40.0	25.1	18.7	2,595
IDEX Corp.	IEX	36.39	28.63	44.99	1.39	1.65	1.99	26.2	22.1	18.3	2,959
Anixter International Inc.	AXE	82.45	49.28	88.40	2.43	4.23	5.73	33.9	19.5	14.4	3,066
J.M. Smucker Co.	SJM	53.42	45.00	64.32	2.55	2.73	3.08	20.9	19.6	17.3	3,072
HCC Insurance Holdings, Inc.	HCC	28.64	25.12	35.15	1.76	2.93	3.35	16.3	9.8	8.5	3,222
Jones Lang LaSalle Inc.	JLL	102.76	81.71	124.99	3.12	5.16	7.31	32.9	19.9	14.1	3,273
City National Corp.	CYN	69.51	64.95	78.54	4.60	4.66	4.87	15.1	14.9	14.3	3,423
USG Corp.	USG	37.55	35.42	58.74	6.67	8.85	1.39	5.6	4.2	27.0	3,715
Hewitt Associates, Inc.	HEW	35.05	23.54	35.05	1.29	(0.36)	1.29	27.2	NM	27.2	3,784
Markel Corp.	MKL	484.00	389.76	521.99	12.57	34.87	34.27	38.5	13.9	14.1	4,819
Interpublic Group of Cos., Inc.	IPG	10.38	9.66	13.94	(0.69)	(0.19)	0.28	NM	NM	37.1	4,894
Janus Capital Group Inc.	JNS	28.28	19.06	32.13	0.52	0.66	0.98	54.4	42.8	28.9	4,986
Constellation Brands, Inc.	STZ	24.21	18.83	29.17	1.55	1.65	1.45	15.6	14.6	16.7	5,213
Equifax Inc.	EFX	38.12	35.30	46.30	1.79	2.01	2.55	21.3	19.0	14.9	5,440
Mohawk Industries, Inc.	MHK	81.30	70.00	108.00	5.79	7.32	7.36	14.0	11.1	11.0	5,549
Black & Decker Corp.	BDK	83.30	76.85	97.01	6.90	6.55	6.67	12.1	12.7	12.5	5,559
IMS Health Inc.	RX	30.64	26.26	33.12	1.42	1.47	1.67	21.6	20.8	18.3	5,974
Energizer Holdings, Inc.	ENR	110.85	65.42	114.20	4.07	4.53	5.89	27.2	24.5	18.8	6,314
H&R Block, Inc.	HRB	21.18	17.96	24.95	1.71	1.33	1.33	12.4	15.9	15.9	6,874
Newell Rubbermaid Inc.	NWL	28.82	24.22	32.19	1.52	1.88	1.78	19.0	15.3	16.2	7,969
Royal Caribbean Cruises Ltd.	RCL	39.03	33.88	46.36	3.03	2.95	2.80	12.9	13.2	13.9	8,287

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of September 30, 2007 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and September 30, 2007 stock price. NM=Not Meaningful.

NOT PART OF THE ANNUAL REPORT

Ariel Appreciation Fund Statistical Summary (CAAPX)	(Unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
					2005	2006	2007	2005	2006	2007	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	9/30/07	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)

Harte-Hanks, Inc.	HHS	19.68	19.62	28.78	1.34	1.39	1.30	14.7	14.2	15.1	1,437
McClatchy Co.	MNI	19.98	19.50	44.95	3.44	3.13	1.84	5.8	6.4	10.9	1,640
Anixter International Inc.	AXE	82.45	49.28	88.40	2.43	4.23	5.73	33.9	19.5	14.4	3,066
HCC Insurance Holdings, Inc.	HCC	28.64	25.12	35.15	1.76	2.93	3.35	16.3	9.8	8.5	3,222
Jones Lang LaSalle Inc.	JLL	102.76	81.71	124.99	3.12	5.16	7.31	32.9	19.9	14.1	3,273
City National Corp.	CYN	69.51	64.95	78.54	4.60	4.66	4.87	15.1	14.9	14.3	3,423
USG Corp.	USG	37.55	35.42	58.74	6.67	8.85	1.39	5.6	4.2	27.0	3,715
Hewitt Associates, Inc.	HEW	35.05	23.54	35.05	1.29	(0.36)	1.29	27.2	NM	27.2	3,784
Interpublic Group of Cos., Inc.	IPG	10.38	9.66	13.94	(0.69)	(0.19)	0.28	NM	NM	37.1	4,894
Janus Capital Group Inc.	JNS	28.28	19.06	32.13	0.52	0.66	0.98	54.4	42.8	28.9	4,986
Constellation Brands, Inc.	STZ	24.21	18.83	29.17	1.55	1.65	1.45	15.6	14.6	16.7	5,213
Equifax Inc.	EFX	38.12	35.30	46.30	1.79	2.01	2.55	21.3	19.0	14.9	5,440
Mohawk Industries, Inc.	MHK	81.30	70.00	108.00	5.79	7.32	7.36	14.0	11.1	11.0	5,549
Black & Decker Corp.	BDK	83.30	76.85	97.01	6.90	6.55	6.67	12.1	12.7	12.5	5,559
Dun & Bradstreet Corp.	DNB	98.61	73.86	108.45	3.47	3.97	4.67	28.4	24.8	21.1	5,798
IMS Health Inc.	RX	30.64	26.26	33.12	1.42	1.47	1.67	21.6	20.8	18.3	5,974
Energizer Holdings, Inc.	ENR	110.85	65.42	114.20	4.07	4.53	5.89	27.2	24.5	18.8	6,314
CB Richard Ellis Group, Inc.	CBG	27.84	22.73	42.74	0.98	1.46	2.30	28.4	19.1	12.1	6,380
H&R Block, Inc.	HRB	21.18	17.96	24.95	1.71	1.33	1.33	12.4	15.9	15.9	6,874
Clorox Co.	CLX	60.99	56.22	69.36	3.00	3.12	3.36	20.3	19.5	18.2	9,225
Pitney Bowes Inc.	PBI	45.42	43.04	49.70	2.46	2.69	2.92	18.5	16.9	15.6	9,958
Gannett Co., Inc.	GCI	43.70	43.63	63.50	4.99	4.90	4.58	8.8	8.9	9.5	10,237
Moody’s Corp.	MCO	50.40	42.42	76.09	1.84	2.58	2.41	27.4	19.5	20.9	13,454
Northern Trust Corp.	NTRS	66.27	56.00	68.67	2.64	3.00	3.50	25.1	22.1	18.9	14,586
T. Rowe Price Group, Inc.	TROW	55.69	42.53	57.45	1.58	1.90	2.43	35.2	29.3	22.9	14,767
Omnicom Group Inc.	OMC	48.09	46.51	55.45	2.18	2.57	2.95	22.1	18.7	16.3	15,788
Yum! Brands, Inc.	YUM	33.83	25.85	35.05	1.32	1.46	1.66	25.6	23.2	20.4	17,625
CBS Corp.	CBS	31.50	27.33	35.75	1.59	1.80	1.91	19.8	17.5	16.5	22,734
Accenture Ltd	ACN	40.25	29.85	44.03	1.50	1.73	2.04	26.8	23.3	19.7	23,778
Thermo Fisher Scientific Inc.	TMO	57.72	38.57	58.75	1.54	1.90	2.56	37.5	30.4	22.5	24,622
Aflac Inc.	AFL	57.04	42.50	57.44	2.53	2.85	3.28	22.5	20.0	17.4	27,863
Franklin Resources, Inc.	BEN	127.50	103.43	145.59	4.47	5.87	7.37	28.5	21.7	17.3	31,347
Illinois Tool Works Inc.	ITW	59.64	44.32	60.00	2.60	3.01	3.44	22.9	19.8	17.3	33,203
Baxter International Inc.	BAX	56.28	43.38	59.00	1.99	2.30	2.74	28.3	24.5	20.5	36,426
Carnival Corp.	CCL	48.43	41.70	52.73	2.75	2.79	2.95	17.6	17.4	16.4	38,357

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of September 30, 2007 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and September 30, 2007 stock price. NM=Not Meaningful.

800-292-7435

Ariel Focus Fund Statistical Summary (ARFFX)	(Unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
					2005	2006	2007	2005	2006	2007	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	9/30/07	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)

USG Corp.	USG	37.55	35.42	58.74	6.67	8.85	1.39	5.6	4.2	27.0	3,715
Hewitt Associates, Inc.	HEW	35.05	23.54	35.05	1.29	(0.36)	1.29	27.2	NM	27.2	3,784
Constellation Brands, Inc.	STZ	24.21	18.83	29.17	1.55	1.65	1.45	15.6	14.6	16.7	5,213
Black & Decker Corp.	BDK	83.30	76.85	97.01	6.90	6.55	6.67	12.1	12.7	12.5	5,559
IMS Health Inc.	RX	30.64	26.26	33.12	1.42	1.47	1.67	21.6	20.8	18.3	5,974
H&R Block, Inc.	HRB	21.18	17.96	24.95	1.71	1.33	1.33	12.4	15.9	15.9	6,874
Omnicom Group Inc.	OMC	48.09	46.51	55.45	2.18	2.57	2.95	22.1	18.7	16.3	15,788
Covidien Ltd.	COV	41.50	36.90	49.70	N/A	N/A	2.76	N/A	N/A	15.0	20,620
Tyco International Ltd.*	TYC	44.34	39.78	137.92	N/A	N/A	2.42	N/A	N/A	18.3	22,032
Accenture Ltd	ACN	40.25	29.85	44.03	1.50	1.73	2.04	26.8	23.3	19.7	23,778
Aflac Inc.	AFL	57.04	42.50	57.44	2.53	2.85	3.28	22.5	20.0	17.4	27,863
Illinois Tool Works Inc.	ITW	59.64	44.32	60.00	2.60	3.01	3.44	22.9	19.8	17.3	33,203
Carnival Corp.	CCL	48.43	41.70	52.73	2.75	2.79	2.95	17.6	17.4	16.4	38,357
Dell Inc.	DELL	27.60	21.61	29.61	1.44	1.18	1.54	19.2	23.4	17.9	62,928
Home Depot, Inc.	HD	32.44	31.85	42.01	2.58	2.78	2.49	12.6	11.7	13.0	64,166
UBS AG	UBS	53.25	49.79	66.26	3.65	4.45	5.33	14.6	12.0	10.0	102,754
JPMorgan Chase & Co.	JPM	45.82	42.16	53.25	2.95	3.86	4.65	15.5	11.9	9.9	155,721
International Business Machines Corp.	IBM	117.80	81.56	118.89	5.34	6.23	7.05	22.1	18.9	16.7	160,256
Pfizer Inc	PFE	24.43	23.13	28.60	2.03	2.08	2.12	12.0	11.7	11.5	169,229
Berkshire Hathaway Inc.	BRK.B	3,952.00	3,165.00	4,000.00	185.00	199.86	193.64	21.4	19.8	20.4	183,335
Toyota Motor Corp.	TM	116.86	108.51	138.00	6.91	8.17	9.50	16.9	14.3	12.3	186,856
Johnson & Johnson	JNJ	65.70	59.72	69.41	3.39	3.76	4.13	19.4	17.5	15.9	190,124
Citigroup Inc.	C	46.67	44.66	57.00	3.96	4.25	4.50	11.8	11.0	10.4	232,162

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of September 30, 2007 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and September 30, 2007 stock price. NM=Not Meaningful. NA=Not Applicable.

*On 7/2/07, Tyco International Ltd. divided into three companies (Tyco International, Tyco Electronics and Covidien Ltd.) and completed a 1-for-4 stock split. 2005 and 2006 earnings figures do not exist for the individual segments of the original company.

NOT PART OF THE ANNUAL REPORT

A history of patient investing

At Ariel, patience serves as the core of our corporate philosophy. We believe that the most successful investors proceed, not by sudden leaps and bounds, but by the steady, painstaking work of research, stock selection and investment monitoring. More than an adage, patience sums up our way of evaluating companies, making investment decisions and even running our firm.

Annual Report

September 30, 2007

Ariel Fund

Ariel Appreciation Fund

Ariel Focus Fund

Investing in small and mid-cap stocks is more risky and more volatile than investing in large cap stocks. All performance assumes reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by visiting our web site, arielmutualfunds.com. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment. The performance of Ariel Focus Fund may differ from that of Ariel Fund and Ariel Appreciation Fund due to its status as a non-diversified fund and different portfolio managers.

This report candidly discusses a number of individual companies. Our opinions are current as of the date of this report but are subject to change. The information provided in this report is not reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

Please consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. Before investing, you should carefully read the funds’ prospectus, which contains this and other information about the funds. Call Ariel Distributors, LLC at 800-292-7435 for a prospectus or visit our web site, arielmutualfunds.com.

Ariel Investment Trust P.O. Box 701 Milwaukee, Wisconsin 53201-0701 800-292-7435 arielmutualfunds.com

Table of Contents

Ariel Fund
Portfolio Management Discussion	14
Performance Summary	15
Schedule of Investments	16

Ariel Appreciation Fund
Portfolio Management Discussion	18
Performance Summary	19
Schedule of Investments	20

Ariel Focus Fund
Portfolio Management Discussion	22
Performance Summary	23
Schedule of Investments	24

Statements of Assets & Liabilities	25

Statements of Operations	26

Statements of Changes in Net Assets	27

Financial Highlights	29

Notes to the Financial Statements	31

Report of Independent Registered Public Accounting Firm	35

Fund Expense Example	36

Important Supplemental Information	37

Board of Trustees	38

Officers	40

Ariel Fund Portfolio Management Discussion	ARGFX

Fund Results

During the three months ended September 30, 2007, Ariel Fund fell -6.02%. The Russell 2500 Value Index posted a similar return of
-6.04%, while the Russell 2500 Index faired better declining only -2.50% over the quarter. For the year ended September 30, 2007, Ariel Fund rose +11.97%, substantially surpassing the +8.79% gain of the Russell 2500 Value Index, but trailing the +15.17% rise of the Russell 2500 Index.

A Year In Review

For the fiscal year ending, September 30, 2007 two main factors drove Ariel Fund’s solid performance. First, strong stock selection within the financial services sector, lifted results. Notably, Ariel Fund’s financial picks rose almost +21.0% for the period, while the financial names found in the Russell 2500 Value Index lost -3.4%. Second, mid-sized and larger companies outperformed their smaller brethren, and on average, the stocks that make up the Ariel Fund portfolio tend to be a bit larger than those found in the Russell 2500 Value benchmark.

Battery and razor manufacturer, Energizer rose an impressive +54.0% during the twelve-month period. The company’s July announcement to acquire Playtex pushed the stock price up. This is especially noteworthy, because acquisitions typically pressure a company’s stock price downward as investors fret they are dilutive and distract management. We anticipate the Playtex addition will add efficiencies and broader distribution channels that will positively impact Energizer’s bottom line. Another strong performer was Hewitt Associates, a leading human resources consulting firm. The company’s stock price rose +44.5% over the last twelve months. Strong business fundamentals and double-digit consulting revenue growth drove momentum as did shareholder friendly moves. Specifically, Hewitt’s stock price climbed on management’s announcement to buy-back approximately 15% of shares outstanding in a highly encouraging tender offer.

Conversely, a few holdings dampened results. IT consulting firm, BearingPoint tumbled -48.5%, largely from delayed financial and compliance reporting which casts doubt about the state of its balance sheet. BearingPoint’s underperformance also weighed on the Fund’s quarterly results. Despite near-term issues, BearingPoint’s extensive book of business with the government and strong global presence gives us comfort in the company’s future earning potential and liquidity. Our media names were another drag on performance. Shares of newspaper companies like Lee Enterprises and McClatchy struggled. For example, McClatchy sank -51.5%, largely from disappointing results in California and Florida, two of its largest markets. These states were hardest hit by the real estate downturn, depressing ad sales. Despite this disruption, McClatchy’s other markets are showing signs of improvement and we see considerable long-term value in the local news content McClatchy provides.

Comings & Goings

During the quarter, we added Newell Rubbermaid Inc., a diversified manufacturer of everyday consumer products like Rubbermaid storage containers, Sharpie pens and Calphalon cookware. Conversely, we sold Career Education Corp. when its stock reached our private market valuation. We also parted with Chittenden featured on page 4, on the good news of its acquisition by People’s United Financial.

The Patient Investor

When looking at a full market cycle with peaks and troughs, Ariel Fund posted a +10.77% ten-year average annual total return, mirroring the Russell 2500 Value Index’s +10.77% gain and surpassing the +9.24% rise of the Russell 2500 Index over the same period. We believe the Fund’s long-term performance is driven by our disciplined investment approach, stock selection across industries in which Ariel has experience, and our commitment to investing in quality companies we believe are selling at excellent values.

800-292-7435

Ariel Fund Performance Summary	Inception: November 6, 1986

About the Fund

The no-load Ariel Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $1 billion and $5 billion.

Composition of Equity Holdings

	Ariel Fund†	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index
Financial Services	31.5%	33.2%	21.6%	20.6%
Consumer Discretionary & Services	26.1%	12.3%	17.6%	11.2%
Producer Durables	10.7%	5.1%	7.3%	4.8%
Materials & Processing	10.0%	12.5%	11.0%	3.8%
Health Care	7.9%	4.3%	11.5%	11.8%
Consumer Staples	7.4%	3.2%	2.3%	7.6%
Technology	6.4%	8.3%	11.9%	13.7%
Utilities	0.0%	11.1%	6.1%	7.8%
Other Energy	0.0%	4.4%	5.5%	4.3%
Autos & Transportation	0.0%	4.0%	4.2%	2.3%
Other	0.0%	1.5%	0.9%	4.7%
Integrated Oils	0.0%	0.0%	0.1%	7.3%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	99.1%
Cash & Other	0.9%

Expense Ratio

As of 9/30/07	1.03%

Average Annual Total Returns as of September 30, 2007

	3rd Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Fund	-6.02%	5.39%	11.97%	8.46%	13.26%	10.77%	13.31%
Russell 2500 Value Index	-6.04%	-0.33%	8.79%	13.62%	19.11%	10.77%	13.17%
Russell 2500 Index	-2.50%	5.95%	15.17%	14.97%	19.55%	9.24%	12.14%
S&P 500 Index	2.03%	9.13%	16.44%	13.14%	15.45%	6.57%	11.63%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Fund

	Top Ten Equity Holdings

1	Hewitt Associates, Inc.	5.9%
	Human resources outsourcing and consulting firm

2	Markel Corp.	5.4%
	Specialty insurance provider

3	Anixter International Inc.	4.6%
	Global distributor of communication products, wire, cable and fasteners

4	IDEX Corp.	4.2%
	Industrial product manufacturer

5	Energizer Holdings, Inc.	4.1%
	Consumer battery and razor manufacturer

6	Constellation Brands, Inc.	4.1%
	Leading producer and marketer of alcohol beverage brands

7	Jones Lang LaSalle Inc.	3.9%
	Real estate services and money management firm

8	H&R Block, Inc.	3.8%
	Tax, investment and mortgage services provider

9	Janus Capital Group Inc.	3.8%
	Diversified asset management company

10	IMS Health Inc.	3.8%
	Provider of health care data

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500® Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 2500® Index measures the performance of small and mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

SEPTEMBER 30, 2007   ANNUAL REPORT

Ariel Fund Schedule of Investments

Number of Shares	COMMON STOCKS—99.12%	Cost	Market Value

	Consumer Discretionary & Services—25.91%
1,500,475	Black & Decker Corp.	$121,537,818	$124,989,567
3,348,625	Harte-Hanks, Inc.	78,031,545	65,900,940
6,660,350	Hewitt Associates, Inc., Class A (a) (b)	169,533,092	233,445,268
7,406,800	Interpublic Group of Cos., Inc. (a)	81,206,219	76,882,584
3,729,400	Lee Enterprises, Inc.	128,124,255	58,066,758
4,962,300	McClatchy Co., Class A	217,503,439	99,146,754
1,848,900	Mohawk Industries, Inc. (a)	132,588,075	150,315,570
3,287,800	Newell Rubbermaid Inc.	84,716,128	94,754,396
3,236,575	Royal Caribbean Cruises Ltd.	135,809,325	126,323,522
		1,149,049,896	1,029,825,359
	Consumer Staples—7.36%
6,742,525	Constellation Brands, Inc. (a)	148,847,011	163,236,530
2,418,953	J.M. Smucker Co.	96,648,892	129,220,469
		245,495,903	292,456,999

	Financial Services—31.18%
5,440,950	Assured Guaranty Ltd. (b)	118,251,466	147,830,612
2,132,500	City National Corp.	154,868,542	148,230,075
3,200,900	Equifax Inc.	122,093,322	122,018,308
7,185,750	H&R Block, Inc.	161,100,628	152,194,185
5,254,950	HCC Insurance Holdings, Inc.	101,940,855	150,501,768
5,347,900	Janus Capital Group Inc.	70,666,356	151,238,612
1,500,500	Jones Lang LaSalle Inc.	23,634,202	154,191,380
440,225	Markel Corp. (a)	101,821,665	213,068,900
		854,377,036	1,239,273,840
	Health Care—7.78%
1,212,300	Bio-Rad Laboratories, Inc., Class A (a)	74,732,433	109,713,150
4,915,575	IMS Health Inc.	114,603,686	150,613,218
2,091,075	Invacare Corp.	64,898,382	48,889,334
		254,234,501	309,215,702
	Materials & Processing—9.90%
3,615,710	Brady Corp., Class A	69,842,870	129,731,675
1,480,050	Energizer Holdings, Inc. (a)	35,721,377	164,063,542
2,662,300	USG Corp. (a)	120,745,256	99,969,365
		226,309,503	393,764,582
	Producer Durables—10.60%
3,380,000	ACCO Brands Corp. (a) (b)	76,091,407	75,847,200
2,988,450	Herman Miller, Inc.	65,203,278	81,106,533
4,562,700	IDEX Corp. (b)	65,416,577	166,036,653
5,478,575	Steelcase Inc., Class A	68,801,417	98,504,779
		275,512,679	421,495,165
	Technology—6.39%
2,218,775	Anixter International Inc. (a) (b)	58,438,417	182,937,999
17,554,450	BearingPoint, Inc. (a) (b)	139,264,653	71,095,522
		197,703,070	254,033,521

	Total Common Stocks	3,202,682,588	3,940,065,168

arielmutualfunds.com

Principal Amount	REPURCHASE AGREEMENT—0.39%	Cost	Market Value

$15,647,373	Fixed Income Clearing Corporation, 4.00%, dated 9/28/2007, due 10/1/2007, repurchase price $15,652,589, (collateralized by Federal Home Loan Mortgage Corp., 5.55%-5.625%, due 10/4/2016-11/23/2035 and Federal National Mortgage Assoc., 6.06%, due 6/6/2017)	$15,647,373	$15,647,373
	Total Investments—99.51%	$3,218,329,961	3,955,712,541
	Other Assets less Liabilities—0.49%		19,333,749
	NET ASSETS—100.00%		$3,975,046,290

(a) Non-income producing.

(b) Affiliated company (See Note Five).

A category may contain multiple industries as defined by the Standard Industrial Classification system.
The accompanying notes are an integral part of the financial statements.

SEPTEMBER 30, 2007   ANNUAL REPORT

Ariel Appreciation Fund Portfolio Management Discussion	CAAPX

Fund Results

During 2007’s third quarter, Ariel Appreciation Fund fell -4.67%. By comparison, the Russell Midcap Value Index retreated -3.55%, while the Russell Midcap Index lost a nominal -0.39% over the same period. For the year ended September 30, 2007, Ariel Appreciation Fund rose +12.09% trailing the +13.75% return of the Russell Midcap Value Index and the +17.87% gain of the Russell Midcap Index.

A Year In Review

For the fiscal year ending September 30, 2007, mid- and larger-cap companies staged a comeback following smaller companies multi-year out-performance. Despite this reversion to the mean, our quality holdings still fell shy of their benchmarks as cyclicals and energy stocks, areas we consciously avoid because of their boom and bust performance cycles, had another strong year. Moreover, our favorite sectors produced mixed results.

On a positive note, despite the disappointing performance of the market’s financial services sector as a whole, our strong stock selection within this sector boosted the portfolio’s results. Notably, Janus Capital Group, a diversified asset manager surged +43.6% over the last twelve months. Once widely considered our most reviled holding, today Janus is celebrated for its remarkable turnaround. Janus has benefited from strong market conditions and a resurgence in growth funds. Moreover, its retail funds have had excellent performance, head and shoulders above many of its peers. We also like management’s aggressive share buy-backs, which return value to shareholders. Accenture, a leading management and IT consulting firm, also made noteworthy strides. Its stock price grew by +28.3% largely on new business wins yielding consistent out performance relative to expectations. In September, Chief Executive William Green reported double-digit revenue growth across all operating groups and geographies which resulted in Accenture’s highest quarterly and annual revenues ever.

Conversely, our housing-related stocks and media favorites, like McClatchy and Gannett, hurt results. For example, Sacramento-based McClatchy had a tough go, falling -51.5% in the past 12 months. Although the acquisition of Knight Ridder expanded the company’s presence in California and Florida, as referenced in our discussion of Ariel Fund, these states have suffered heavily from the housing downturn. Ad sales have slumped in sympathy with the real estate downdraft, depressing results. Yet, the integration is going well and we continue to have faith in Chairman Gary Pruitt. We see considerable long-term value in the local news content McClatchy provides. Another disappointment was Countrywide Financial, the nation’s largest mortgage lender. Its stock price fell -37.7% during the brief time we held it. In an unusual move, we exited Countrywide after only two months. We are patient but not stubborn. In our view, the firm quickly became endangered and desperate once fixed income liquidity dried up. We found the downside risk too great for our strict disciplines and sold our stake to pursue more compelling ideas.

Comings & Goings

In a classic contrarian move, we purchased two leading commercial real estate services firms during the quarter, CB Richard Ellis Group, Inc. and Jones Lang LaSalle Inc. We also added credit rating juggernaut Moody’s Corp., along with Illinois Tool Works Inc., a manufacturer of highly engineered products featured on page 6. Conversely, we exited Countrywide and Mattel, Inc., to pursue other investment opportunities.

The Patient Investor

When looking at a full market cycle with peaks and troughs, Ariel Appreciation Fund posted a +10.42% ten-year average annual total return, tying the Russell Midcap Index’s +10.43% gain and falling shy of the Russell Midcap Value Index’s +11.31% rise. We believe the Fund’s long-term performance is driven by our disciplined investment approach, stock selection across industries in which Ariel has experience, and our commitment to investing in quality companies we believe are selling at excellent values.

800-292-7435

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

About the Fund

The no-load Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $2.5 billion and $15 billion.

Composition of Equity Holdings

	Ariel Appreciation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Financial Services	35.7%	31.6%	20.3%	20.6%
Consumer Discretionary & Services	32.3%	11.1%	16.6%	11.2%
Health Care	11.8%	1.8%	7.4%	11.8%
Consumer Staples	7.6%	5.8%	4.3%	7.6%
Producer Durables	5.5%	5.4%	7.3%	4.8%
Materials & Processing	4.9%	9.1%	8.7%	3.8%
Technology	2.2%	6.8%	11.5%	13.7%
Utilities	0.0%	15.4%	8.9%	7.8%
Other Energy	0.0%	4.7%	8.5%	4.3%
Autos & Transportation	0.0%	4.0%	3.8%	2.3%
Other	0.0%	2.7%	1.9%	4.7%
Integrated Oils	0.0%	1.6%	0.7%	7.3%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	99.7%
Cash & Other	0.3%

Expense Ratio

As of 9/30/07	1.12%

Average Annual Total Returns as of September 30, 2007

	3rd Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Appreciation Fund	-4.67%	4.80%	12.09%	9.51%	13.31%	10.42%	12.29%
Russell Midcap Value Index	-3.55%	4.83%	13.75%	17.22%	21.02%	11.31%	13.68%
Russell Midcap Index	-0.39%	9.48%	17.87%	17.34%	20.90%	10.43%	13.20%
S&P 500 Index	2.03%	9.13%	16.44%	13.14%	15.45%	6.57%	11.00%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Appreciation Fund

	Top Ten Equity Holdings

1	Northern Trust Corp.	4.3%
	Global private wealth and institutional trust company

2	Baxter International Inc.	4.0%
	Diversified health care manufacturer

3	Accenture Ltd	4.0%
	Global management consulting, technology services and outsourcing firm

4	Thermo Fisher Scientific Inc.	3.9%
	Distributor of scientific equipment and instruments

5	IMS Health Inc.	3.9%
	Provider of health care data

6	Clorox Co.	3.8%
	Manufacturer and marketer of consumer products

7	Constellation Brands, Inc.	3.7%
	Leading producer and marketer of alcohol beverage brands

8	Pitney Bowes Inc.	3.7%
	Manufacturer of mailing equipment

9	Janus Capital Group Inc.	3.6%
	Diversified asset management company

10	Carnival Corp.	3.5%
	Worldwide cruise company

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell Midcap® Index measures the performance of mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

SEPTEMBER 30, 2007   ANNUAL REPORT

Ariel Appreciation Fund Schedule of Investments

Number of Shares	COMMON STOCKS—99.65%	Cost	Market Value

	Consumer Discretionary & Services—32.23%
2,413,200	Accenture Ltd, Class A	$35,570,791	$97,131,300
907,700	Black & Decker Corp.	34,491,741	75,611,410
1,791,850	Carnival Corp.	62,287,202	86,779,295
2,413,700	CBS Corp., Class B	59,879,343	76,031,550
1,815,450	Gannett Co., Inc.	103,985,656	79,335,165
1,111,575	Harte-Hanks, Inc.	13,753,356	21,875,796
1,994,700	Hewitt Associates, Inc., Class A (a)	55,818,720	69,914,235
2,520,075	Interpublic Group of Cos., Inc. (a)	21,136,188	26,158,379
1,994,100	McClatchy Co., Class A	93,813,573	39,842,118
900,000	Mohawk Industries, Inc. (a)	64,404,220	73,170,000
1,346,800	Omnicom Group Inc.	40,935,549	64,767,612
2,361,300	YUM! Brands, Inc.	27,485,924	79,882,779
		613,562,263	790,499,639
	Consumer Staples—7.57%
1,535,572	Clorox Co.	73,907,243	93,654,536
3,798,500	Constellation Brands, Inc. (a)	83,193,762	91,961,685
		157,101,005	185,616,221
	Financial Services—35.61%
1,359,000	Aflac Inc.	61,519,589	77,517,360
989,450	CB Richard Ellis Group, Inc. (a)	28,081,555	27,546,288
1,204,200	City National Corp.	86,459,629	83,703,942
726,822	Dun & Bradstreet Corp.	18,040,486	71,671,917
1,888,800	Equifax Inc.	41,321,942	72,001,056
531,200	Franklin Resources, Inc.	18,426,683	67,728,000
3,713,900	H&R Block, Inc.	85,106,133	78,660,402
1,813,000	HCC Insurance Holdings, Inc.	55,659,992	51,924,320
3,089,600	Janus Capital Group Inc.	35,100,352	87,373,888
353,100	Jones Lang LaSalle Inc.	35,506,466	36,284,556
655,200	Moody’s Corp.	31,054,158	33,022,080
1,583,200	Northern Trust Corp.	50,214,313	104,918,664
1,456,600	T. Rowe Price Group, Inc.	25,629,910	81,118,054
		572,121,208	873,470,527
	Health Care—11.79%
1,739,350	Baxter International Inc.	37,690,793	97,890,618
3,105,060	IMS Health Inc.	49,619,587	95,139,038
1,665,454	Thermo Fisher Scientific Inc. (a)	26,486,840	96,130,005
		113,797,220	289,159,661
	Materials & Processing—4.84%
573,400	Energizer Holdings, Inc. (a)	45,592,819	63,561,390
1,469,800	USG Corp. (a)	69,339,620	55,190,990
		114,932,439	118,752,380
	Producer Durables—5.46%
707,800	Illinois Tool Works Inc.	38,063,056	42,213,192
2,019,475	Pitney Bowes Inc.	72,856,630	91,724,555
		110,919,686	133,937,747

ARIELMUTUALFUNDS.COM

September 30, 2007

Number of Shares	COMMON STOCKS—99.65% (cont’d)	Cost	Market Value

	Technology—2.15%
640,800	Anixter International Inc. (a)	$40,775,771	$52,833,960

	Total Common Stocks	1,723,209,592	2,444,270,135

Principal Amount	REPURCHASE AGREEMENT—0.45%	Cost	Market Value

$10,940,986	Fixed Income Clearing Corporation, 4.00%, dated 9/28/2007, due 10/1/2007, repurchase price $10,944,633, (collateralized by Federal Home Loan Mortgage Corp., 5.55%, due 10/4/2016)	$10,940,986	$10,940,986
	Total Investments—100.10%	$1,734,150,578	2,455,211,121
	Liabilities less Other Assets—(0.10%)		(2,536,874)
	NET ASSETS—100.00%		$2,452,674,247

(a) Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.
The accompanying notes are an integral part of the financial statements.

SEPTEMBER 30, 2007   ANNUAL REPORT

Ariel Focus Fund Portfolio Management Discussion	ARFFX

Fund Results

Ariel Focus Fund retreated -2.29% during the third quarter of 2007 falling shy of its benchmarks. The Russell 1000 Value Index dipped -0.24% and the Russell 1000 Index gained +1.98%, while the broader market as measured by the S&P 500 Index was up +2.03%. For the year ended September 30, 2007, Ariel Focus Fund increased a solid +12.05%. The Russell 1000 Value and Russell 1000 Indices gained +14.45% and +16.90%, respectively, while the S&P 500 Index rose +16.44%.

A Year In Review

As referenced in the discussion of Ariel Appreciation Fund, mid- and larger-cap companies staged a comeback after multi-year out-performance by smaller companies. Despite this reversion to the mean, the quality companies comprising Ariel Focus Fund did not outperform their benchmarks. Although disappointing, we attribute the underperformance to two reasons. As we have described in previous shareholder communications, Ariel purposefully avoids energy and oil stocks, which have had a stellar run of late. More specifically, during the past twelve months, the Integrated Oils and Other Energy sectors rose +44.0% and +37.9%, respectively, juicing the return of the Russell 1000 Value benchmark. Secondly, we recognize that some of our favorite, most contrarian names had a lackluster year, further weighing on performance.

On a positive note, our two largest positions buoyed results. Berkshire Hathaway’s share price rose +24.5% over the twelve-month period on strong business fundamentals and robust earnings growth in its insurance holdings. For example, its GEICO division added 536,000 auto insurance policies year-to-date, while Berkshire’s reinsurance division generated healthy profits. The portfolio’s second largest position is IBM, which rose +45.7% during this period. IBM continued to experience strong operational momentum in terms of revenue growth, margin expansion and continued success in emerging market countries. Additionally, we like management’s commitment to drive shareholder value as demonstrated through aggressive share buybacks. Year-to-date, management has repurchased over $18 billion worth of its shares outstanding.

Yet, the momentum of these positions could not offset the underperformance of some of our other holdings. For example, global financial services firm, UBS, lost -18.0% over the last twelve-months, primarily on concerns regarding large losses surrounding mortgage leveraged loans and the potential for more. Yet, we remain confident in UBS for a number of reasons. Specifically, the company boasts a formidable asset base, has broad global presence and a valuable reputation as a premier private wealth manager. Housing-related stocks were also hard hit. USG Corp., a manufacturer of building materials and one of our newer holdings, was no exception. Its share price slid -20.8% during the twelve-month period. The excess supply of homes slowed new construction and put downward pressure on volumes and prices of building materials. Despite these setbacks, USG’s diversified business is not tied solely to residential construction. We also have faith in the experience of Chief Executive Bill Foote and his leadership team. This management group has navigated successfully through bankruptcy and difficult litigation over the years and we remain confident USG will rise above these issues.

Comings & Goings

During the quarter, we purchased shares of Illinois Tool Works Inc., a manufacturer of highly engineered products for a variety of industries featured on page 6. When Tyco International Ltd. split into three separate entities, Ariel Focus Fund maintained ownership in the new Tyco International as well as their health care unit, Covidien Ltd., but sold our shares of Tyco Electronics Ltd.

800-292-7435

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

About the Fund

The no-load Ariel Focus Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations in excess of $10 billion. Ariel Focus Fund is a non-diversified fund and generally will hold 20 securities.

Composition of Equity Holdings

	Ariel Focus Fund†	Russell 1000 Value Index	Russell 1000 Index	S&P 500 Index
Consumer Discretionary & Services	23.7%	7.2%	12.3%	11.2%
Financial Services	21.4%	32.4%	20.4%	20.6%
Health Care	15.0%	7.2%	11.6%	11.8%
Technology	12.6%	3.8%	13.2%	13.7%
Other	9.9%	6.2%	4.3%	4.7%
Autos & Transportation	6.3%	1.6%	2.4%	2.3%
Consumer Staples	5.9%	6.2%	7.0%	7.6%
Producer Durables	2.8%	2.9%	5.1%	4.8%
Materials & Processing	2.4%	5.0%	4.7%	3.8%
Utilities	0.0%	13.1%	7.7%	7.8%
Integrated Oils	0.0%	11.6%	6.4%	7.3%
Other Energy	0.0%	2.8%	5.0%	4.3%

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	97.6%
Cash & Other	2.4%

Expense Ratio

Net	1.25	%*
Gross	1.63	%*

*As of 9/30/07

Ariel Capital Management, LLC, the Adviser to the Ariel Mutual Funds, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2009. After that date, there is no assurance that such expenses will be limited.

Average Annual Total Returns as of September 30, 2007

	3rd Quarter	YTD	1 Year	Life of Fund
Ariel Focus Fund	-2.29%	3.02%	12.05%	9.02%
Russell 1000 Value Index	-0.24%	5.97%	14.45%	14.39%
Russell 1000 Index	1.98%	9.30%	16.90%	13.53%
S&P 500 Index	2.03%	9.13%	16.44%	13.38%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Focus Fund

	Top Ten Equity Holdings

1	Berkshire Hathaway Inc.	7.6%
	Global insurance and investment firm

2	International Business Machines Corp.	6.9%
	Worldwide provider of computer products and services

3	Toyota Motor Corp.	6.2%
	Global auto manufacturer

4	Constellation Brands, Inc.	5.7%
	Leading producer and marketer of alcohol brands

5	Dell Inc.	5.5%
	Global computer and technology provider

6	Carnival Corp.	4.9%
	Worldwide cruise company

7	Black & Decker Corp.	4.8%
	Manufacturer of power tools and accessories

8	Aflac Inc.	4.7%
	Global insurance provider

9	Johnson & Johnson	4.5%
	Diversified health care and consumer products company

10	JPMorgan Chase & Co.	4.4%
	Global financial services firm

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 1000® Index measures the performance of large-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment. The performance of Ariel Focus Fund may differ from that of Ariel Fund and Ariel Appreciation Fund due to its status as a non-diversified fund and different portfolio managers.

SEPTEMBER 30, 2007   ANNUAL REPORT

Ariel Focus Fund Schedule of Investments	September 30, 2007

Number of Shares	COMMON STOCKS—97.65%	Cost	Market Value

	Autos & Transportation—6.19%
22,900	Toyota Motor Corp., ADR	$2,366,357	$2,676,094

	Consumer Discretionary & Services—23.12%
35,700	Accenture Ltd, Class A	871,423	1,436,925
25,200	Black & Decker Corp.	2,172,434	2,099,160
43,800	Carnival Corp.	2,106,185	2,121,234
31,400	Hewitt Associates, Inc., Class A (a)	758,001	1,100,570
51,200	Home Depot, Inc.	1,962,995	1,660,928
33,000	Omnicom Group Inc.	1,535,977	1,586,970
		9,407,015	10,005,787
	Consumer Staples—5.75%
102,800	Constellation Brands, Inc. (a)	2,111,557	2,488,788

	Financial Services—20.84%
35,400	Aflac Inc.	1,609,080	2,019,216
33,300	Citigroup Inc.	1,612,669	1,554,111
79,400	H&R Block, Inc.	1,779,956	1,681,692
41,600	JPMorgan Chase & Co.	1,745,710	1,906,112
34,900	UBS AG	2,161,732	1,858,425
		8,909,147	9,019,556
	Health Care—14.68%
40,275	Covidien Ltd. (a)	1,492,310	1,671,412
54,400	IMS Health Inc.	1,376,733	1,666,816
29,800	Johnson & Johnson	1,866,024	1,957,860
43,300	Pfizer Inc	1,086,003	1,057,819
		5,821,070	6,353,907
	Materials & Processing—2.36%
27,200	USG Corp. (a)	1,295,720	1,021,360

	Other—9.64%
836	Berkshire Hathaway Inc., Class B (a)	2,636,045	3,303,872
19,575	Tyco International Ltd.	824,775	867,956
		3,460,820	4,171,828
	Producer Durables—2.73%
19,800	Illinois Tool Works Inc.	1,017,558	1,180,872

	Technology—12.34%
85,500	Dell Inc. (a)	2,075,482	2,359,800
25,300	International Business Machines Corp.	2,048,580	2,980,340
		4,124,062	5,340,140

	Total Common Stocks	38,513,306	42,258,332

Principal Amount	REPURCHASE AGREEMENT—2.30%	Cost	Market Value

$996,649	Fixed Income Clearing Corporation, 4.00%, dated 9/28/2007, due 10/1/2007, repurchase price, $996,981, (collateralized by Federal Home Loan Mortgage Corp., 5.55%, due 10/4/2016)	$996,649	$996,649
	Total Investments—99.95%	$39,509,955	43,254,981
	Other Assets less Liabilities—0.05%		19,766
	NET ASSETS—100.00%		$43,274,747

(a) Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system. The accompanying notes are an integral part of the financial statements.

ARIELMUTUALFUNDS.COM

Statements of Assets & Liabilities	September 30, 2007

		Ariel	Ariel
	Ariel	Appreciation	Focus
	Fund	Fund	Fund
Assets:
Investments in unaffiliated issuers, at value (cost $2,575,686,976, $1,723,209,592 and $38,513,306, respectively)	$3,062,871,914	$2,444,270,135	$42,258,332
Investments in affiliated issuers, at value (cost $626,995,612)	877,193,254	—	—
Repurchase agreements, at value (cost $15,647,373, $10,940,986 and $996,649, respectively)	15,647,373	10,940,986	996,649
Receivable for fund shares sold	2,819,785	1,423,060	44,569
Receivable for securities sold	18,968,641	11,360,569	—
Dividends and interest receivable	3,998,344	3,910,427	25,077
Receivable from Advisor	11,353	10,543	—
Receivable from Distributor	5,161	4,055	—
Prepaid and other assets	36,188	17,616	6,794
Total assets	3,981,552,013	2,471,937,391	43,331,421
Liabilities:
Payable for securities purchased	—	8,019,161	—
Payable for fund shares redeemed	4,471,652	9,994,410	2,279
Accrued management fees	—	—	289
Accrued distribution fees	—	—	96
Payable to Advisor	—	—	9,596
Other liabilities	2,034,071	1,249,573	44,414
Total liabilities	6,505,723	19,263,144	56,674
Net Assets	$3,975,046,290	$2,452,674,247	$43,274,747

Net Assets Consist of:
Paid-in capital	$2,927,035,706	$1,542,189,025	$38,524,251
Undistributed net investment income	1,891,797	8,832,120	95,583
Accumulated net realized gain on investment transactions	308,736,208	180,592,559	909,888
Net unrealized appreciation on investments	737,382,579	721,060,543	3,745,025
Total net assets	$3,975,046,290	$2,452,674,247	$43,274,747

Total net assets	$3,975,046,290	$2,452,674,247	$43,274,747

Shares outstanding (no par value)	72,797,692	48,419,692	3,626,936

Net asset value, offering and redemption price per share	$54.60	$50.65	$11.93

The accompanying notes are an integral part of the financial statements.

SEPTEMBER 30, 2007   ANNUAL REPORT

Statements of Operations	Year Ended September 30, 2007

			Ariel	Ariel
	Ariel		Appreciation	Focus
	Fund		Fund	Fund

Investment Income:
Dividends
Unaffiliated Issuers	$32,202,173		$38,258,177	$563,705	(a)
Affiliated Issuers	7,644,038	(b)	—	—
Interest	5,160,791		1,039,224	76,574
Total investment income	45,007,002		39,297,401	640,279

Expenses:
Management fees	23,773,132		18,389,799	285,361
Distribution fees	10,465,060		6,784,538	95,120
Shareholder service fees	5,778,225		3,202,789	19,318
Transfer agent fees and expenses	1,384,027		946,004	81,715
Printing and postage expenses	861,682		530,997	3,967
Trustees’ fees and expenses	304,392		226,337	57,932
Custody fees and expenses	136,284		90,072	3,678
Professional fees	164,591		128,327	41,137
Federal and state registration fees	72,300		44,725	24,733
Miscellaneous expenses	175,512		119,738	5,692
Total expenses before reimbursements	43,115,205		30,463,326	618,653
Expense reimbursements	—		—	(143,052)
Net expenses	43,115,205		30,463,326	475,601
Net investment income	1,891,797		8,834,075	164,678

Realized and unrealized gain:
Net realized gain on investments and foreign currency translations
Unaffiliated Issuers	220,232,159		185,959,112	950,199
Affiliated Issuers	94,255,547		—	—
Change in net unrealized appreciation/depreciation on investments and foreign currency translations	161,698,054		125,580,243	2,626,393
Net gain on investments	476,185,760		311,539,355	3,576,592
Net increase in net assets resulting from operations	$478,077,557		$320,373,430	$3,741,270

(a) Net of $2,341 in foreign tax withheld.

(b) See Note Five for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

800-292-7435

Statements of Changes in Net Assets	September 30, 2007

	Ariel Fund		Ariel Appreciation Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006
Operations:
Net investment income	$1,891,797	$9,003,567	$8,834,075	$8,162,163
Net realized gain on investments and foreign currency translations	314,487,706	272,196,400	185,959,112	206,501,395
Change in net unrealized appreciation/depreciation on investments and foreign currency translations	161,698,054	(192,737,113)	125,580,243	(63,685,778)
Net increase in net assets from operations	478,077,557	88,462,854	320,373,430	150,977,780

Distribution to shareholders:
Net investment income	—	(14,001,396)	(1,232,376)	(9,404,820)
Capital gains	(269,304,352)	(314,776,554)	(189,484,532)	(150,977,922)
Total distributions	(269,304,352)	(328,777,950)	(190,716,908)	(160,382,742)

Share transactions:
Shares sold	698,765,802	818,400,432	367,297,911	452,970,351
Shares issued to holders in reinvestment of dividends	236,050,404	293,315,056	183,697,049	153,913,503
Shares redeemed	(1,449,508,007)	(1,608,286,625)	(960,173,632)	(1,218,385,890)
Net decrease from share transactions	(514,691,801)	(496,571,137)	(409,178,672)	(611,502,036)

Total decrease in net assets	(305,918,596)	(736,886,233)	(279,522,150)	(620,906,998)

Net Assets:
Beginning of year	4,280,964,886	5,017,851,119	2,732,196,397	3,353,103,395
End of period	$3,975,046,290	$4,280,964,886	$2,452,674,247	2,732,196,397
Undistributed net investment income included in net assets at end of period	$1,891,797	$—	$8,832,848	$1,231,149

Capital share transactions:
Shares sold	12,774,043	15,720,931	7,312,403	9,615,344
Shares reinvested	4,608,559	5,774,276	3,820,391	3,300,423
Shares redeemed	(26,914,002)	(31,152,007)	(19,096,650)	(25,929,064)
Net decrease in shares outstanding	(9,531,400)	(9,656,800)	(7,963,856)	(13,013,297)

The accompanying notes are an integral part of the financial statements.

SEPTEMBER 30, 2007   ANNUAL REPORT

Statements of Changes in Net Assets (continued)	September 30, 2007

	Ariel Focus Fund
	Year Ended	Year Ended
	September 30, 2007	September 30, 2006
Operations:
Net investment income	$164,678	$89,135
Net realized gain (loss) on investments and foreign currency translations	950,199	(4,019)
Change in net unrealized appreciation/depreciation on investments and foreign currency translations	2,626,393	1,024,114
Net increase in net assets from operations	3,741,270	1,109,230

Distributions to shareholders:
Net investment income	(137,420)	(37,431)
Capital gains	—	(125,877)
Total distributions	(137,420)	(163,308)

Share transactions:
Shares sold	13,692,371	17,864,409
Shares issued to holders in reinvestment of dividends	134,532	106,400
Shares redeemed	(3,149,419)	(738,373)
Net increase from share transactions	10,677,484	17,232,436

Total increase in net assets	14,281,334	18,178,358

Net Assets:
Beginning of year	28,993,413	10,815,055
End of period	$43,274,747	$28,993,413
Undistributed net investment income included in net assets at end of period	$95,583	$68,325

Capital share transactions:
Shares sold	1,173,710	1,716,461
Shares reinvested	11,588	10,314
Shares redeemed	(270,256)	(72,000)
Net increase in shares outstanding	915,042	1,654,775

The accompanying notes are an integral part of the financial statements.

ARIELMUTUALFUNDS.COM

Financial Highlights	September 30, 2007
For a share outstanding throughout each period

	ARIEL FUND
	Year Ended September 30
	2007	2006	2005	2004	2003

Net asset value, beginning of year	$52.00	$54.55	$50.62	$40.84	$35.18
Income from investment operations:
Net investment income (loss)	0.03	0.09	0.04	0.02	(0.02)
Net realized and unrealized gains on investments	5.97	0.99	5.70	9.76	6.20
Total from investment operations	6.00	1.08	5.74	9.78	6.18
Distributions to shareholders:
Dividends from net investment income	—	(0.15)	(0.02)	—	—
Distributions from capital gains	(3.40)	(3.48)	(1.79)	—	(0.52)
Total distributions	(3.40)	(3.63)	(1.81)	—	(0.52)
Net asset value, end of period	$54.60	$52.00	$54.55	$50.62	$40.84
Total return	11.97%	2.16%	11.54%	23.95%	17.82%
Supplemental data and ratios:
Net assets, end of period, in thousands	$3,975,046	$4,280,965	$5,017,851	$3,387,346	$2,007,868
Ratio of expenses to average net assets	1.03%	1.07%	1.03%	1.07%	1.10%
Ratio of net investment income (loss) to average net assets	0.05%	0.19%	0.08%	0.06%	(0.05)%
Portfolio turnover rate	25%	28%	19%	16%	4%

	ARIEL APPRECIATION FUND
	Year Ended September 30
	2007	2006	2005	2004		2003

Net asset value, beginning of year	$48.46	$48.32	$44.62	$38.99		$31.49
Income from investment operations:
Net investment income (loss)	0.18	0.12	0.09	0.01		(0.02)
Net realized and unrealized gains on investments	5.49	2.35	4.86	5.62		7.64
Total from investment operations	5.67	2.47	4.95	5.63		7.62
Distributions to shareholders:
Dividends from net investment income	(0.02)	(0.13)	(0.05)	—		—
Distributions from capital gains	(3.46)	(2.20)	(1.20)	—		(0.12)
Total distributions	(3.48)	(2.33)	(1.25)	—		(0.12)
Net asset value, end of period	$50.65	$48.46	$48.32	$44.62		$38.99
Total return	12.09%	5.32%	11.26%	14.44%		24.29%
Supplemental data and ratios:
Net assets, end of period, in thousands	$2,452,674	$2,732,196	$3,353,103	$2,919,117		$2,064,883
Ratio of expenses to average net assets, including reimbursements	1.12%	1.16%	1.14%	1.15	%(a)	1.20%
Ratio of net investment income (loss) to average net assets	0.33%	0.27%	0.17%	0.01%		(0.06)%
Portfolio turnover rate	29%	25%	25%	19%		32%

(a) Ratio of expenses to average net assets, excluding reimbursements, was 1.16% in 2004.

The accompanying notes are an integral part of the financial statements.

SEPTEMBER 30, 2007   ANNUAL REPORT

Financial Highlights (continued)	September 30, 2007

	ARIEL FOCUS FUND
	Year Ended September 30		June 30, 2005(a) to
	2007	2006	September 30, 2005

Net asset value, beginning of year	$10.69	$10.23	$10.00
Income from investment operations:
Net investment income	0.05	0.04	0.01
Net realized and unrealized gains on investments	1.24	0.56	0.22
Total from investment operations	1.29	0.60	0.23
Distributions to shareholders:
Dividends from net investment income	(0.05)	(0.03)	—
Distributions from capital gains	—	(0.11)	—
Total distributions	(0.05)	(0.14)	—
Net asset value, end of period	$11.93	$10.69	$10.23
Total return	12.05%	6.00%	2.30	%(b)
Supplemental data and ratios:
Net assets, end of period, in thousands	$43,275	$28,993	$10,815
Ratio of expenses to average net assets, including waivers	1.25%	1.25%	1.25	%(c)
Ratio of expenses to average net assets, excluding waivers	1.63%	2.20%	2.55	%(c)
Ratio of net investment income (loss) to average net assets, including waivers	0.43%	0.48%	0.41	%(c)
Ratio of net investment income (loss) to average net assets, excluding waivers	0.05%	(0.47)%	(0.89	)%(c)
Portfolio turnover rate	28%	29%	15	%(c)

(a) Commencement of operations.

(b) Not annualized.

(c) Annualized.

The accompanying notes are an integral part of the financial statements.

800-292-7435

Notes to the Financial Statements	September 30, 2007

Note One | Organization

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (the “Funds”) are series of the Trust.  Ariel Fund and Ariel Appreciation Fund are diversified portfolios and Ariel Focus Fund is a non-diversified portfolio of the Trust.

Note Two | Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that may provide certain indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred.  Based on experience, however, the risk of loss is expected to be remote.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 (“FIN 48”), which is effective for fiscal years beginning after December 15, 2006. FIN 48 addresses the accounting for uncertainty in income taxes. It is management’s belief that the adoption of FIN 48 will not result in any material impact to the Funds’ financial statements. In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FAS 157.

Investment Valuation – Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Debt obligations having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign Transactions – The books and records of the Funds are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Funds’ records at the rate prevailing when earned or recorded.  Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.  The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Repurchase Agreements – The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

SEPTEMBER 30, 2007   ANNUAL REPORT

Notes to the Financial Statements (continued)

Federal Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders.

Accordingly, no provision for federal income or excise taxes has been made.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method.

Expenses – The Funds contract and are charged for those expenses that are directly attributable to each Fund. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.  Various third party firms provide shareholder recordkeeping, communications and other services to beneficial owners of shares of the Funds.  The fees incurred under these arrangements are reported as “Shareholder service fees” in the Statements of Operations.

Distributions to Shareholders – Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized capital gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature.  Reclassifications recorded in the net asset accounts at September 30, 2007 were as follows:

		Ariel	Ariel
	Ariel	Appreciation	Focus
	Fund	Fund	Fund

Paid-in-capital	—	—	—
Undistributed net investment income	—	(728)	—
Accumulated net realized gain	—	728	—

Note Three | Investment Transactions, Distributions and Federal Income Tax Matters

Purchases and proceeds from sales of securities, excluding short-term investments and U.S. government securities, for the year ended September 30, 2007 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

Purchases	$999,850,432	$774,939,030	$20,966,159
Sales	1,814,609,235	1,331,507,550	10,319,982

The cost and unrealized appreciation and depreciation of securities on a federal income tax basis at September 30, 2007 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

Cost	$3,222,149,685	$1,737,210,910	$39,515,044

Unrealized appreciation	$1,068,735,281	$824,243,145	$4,877,951
Unrealized depreciation	(335,172,425)	(106,242,934)	(1,138,015)
Net unrealized appreciation	$733,562,856	$718,000,211	$3,739,936

ARIELMUTUALFUNDS.COM

September 30, 2007

The tax character of distributions paid during the years ended September 30 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund
	2007	2006	2007	2006	2007	2006

Distributions from:
Ordinary income	$—	$54,274,336	$9,569,472	$39,459,452	$137,420	$163,308
Long-term capital gains	269,304,352	274,503,614	181,147,436	120,923,290	—	—
Total distributions	$269,304,352	$328,777,950	$190,716,908	$160,382,742	$137,420	$163,308

The components of accumulated earnings at September 30, 2007 on a federal income tax basis were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

Undistributed ordinary income	$11,895,182	$8,832,120	$725,332
Undistributed long-term capital gains	302,552,547	183,652,891	285,228
Tax accumulated earnings	314,447,729	192,485,011	1,010,560
Accumulated capital and other losses	—	—	—
Unrealized appreciation on investments	733,562,856	718,000,211	3,739,936
Total accumulated earnings	$1,048,010,585	$910,485,222	$4,750,496

Note Four | Investment Advisory and Other Transactions with Related Parties

Ariel Capital Management, LLC (the “Adviser”) provides investment advisory and administrative services to each Fund of the Trust under an agreement (the “Management Agreement”).  Pursuant to the Management Agreement, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management Fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

Average Daily Net Assets
First $500 million	0.65%	0.75%	0.75%
Next $500 million	0.60%	0.70%	0.70%
Over $1 billion	0.55%	0.65%	0.65%

The Adviser has contractually agreed to reimburse Ariel Fund and Ariel Appreciation Fund to the extent their respective total annual operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed 1.50% of the first $30 million and 1.00% of their respective average daily net assets in excess of $30 million.  The Adviser is contractually committed to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of its average daily net assets through September 30, 2009.  After that date, there is no assurance that such expenses will be limited.

Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”).  The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Funds.  Under the plan, 12b-1 distribution fees up to an annual rate of 0.25% of average daily net assets are paid weekly to the Distributor for its services.  Distribution fee expenses totaled $10,465,060 for Ariel Fund, $6,784,538 for Ariel Appreciation Fund and $95,120 Ariel Focus Fund during the year ended September 30, 2007.  These amounts were paid to the Distributor, which reallowed $7,764,462 for Ariel Fund, $5,257,236 for Ariel Appreciation Fund and $30,179 for Ariel Focus Fund to broker-dealers who distribute fund shares.  The remaining amounts were retained by the Distributor for its services, advertising and other distribution expenses.

Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

SEPTEMBER 30, 2007   ANNUAL REPORT

Notes to the Financial Statements (continued)	September 30, 2007

Note Five | Transactions with Affiliated Companies

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act.  Ariel Fund had the following transactions during the year ended September 30, 2007 with affiliated companies:

	Share Activity				Year Ended September 30, 2007
							Amount of
							Gain (Loss)
	Balance			Balance	Balance		Realized on
	September 30,			September 30,	September 30,	Dividends Credited	Sale of
Security Name	2006	Purchases	Sales	2007	2007	to Income	Shares

ACCO Brands Corp.	3,014,900	365,100	—	3,380,000	$75,847,200	$—	$—
Anixter International Inc.	2,205,850	232,425	219,500	2,218,775	182,937,999	—	5,856,503
Assured Guaranty Ltd.	4,835,250	1,478,500	872,800	5,440,950	147,830,612	684,912	1,813,347
BearingPoint, Inc.	16,828,050	726,400	—	17,554,450	71,095,522	—	—
Career Education Corp.*	5,772,150	—	5,772,150	—	—	—	(30,854,142)
Chittenden Corp.*	2,440,750	—	2,440,750	—	—	1,526,014	15,207,529
Harte-Hanks, Inc.**	3,053,200	1,307,900	1,012,475	3,348,625	**	947,851	(4,066,869)
Herman Miller, Inc.*	3,478,900	422,350	912,800	2,988,450	*	899,376	7,391,498
Hewitt Associates, Inc.	7,496,050	—	835,700	6,660,350	233,445,268	—	4,887,869
IDEX Corp. ^	3,151,450	1,575,725	164,475	4,562,700	166,036,653	2,079,957	3,824,123
Invacare Corp. *	2,961,275	238,500	1,108,700	2,091,075	*	116,261	(23,507,174)
Investors Financial Services Corp.*	3,705,400	—	3,705,400	—	—	176,007	90,613,949
Jones Lang LaSalle Inc.*	2,058,300	—	557,800	1,500,500	*	1,213,660	43,726,342
Markel Corp.*	517,625	—	77,400	440,225	*	—	7,609,006
Valassis Communications, Inc.*	2,399,150	—	2,399,150	—	—	—	(28,246,434)
					$877,193,254	$7,644,038	$94,255,547

*                 No longer an affiliated company as of September 30, 2007.

**          The security became an affiliated company during the period; however, was not an affiliated company at the end of the period.

^                  Purchases include 1,575,725 shares received due to dividend split during the year.

Hewitt Associates provides record-keeping services for employer-sponsored plans invested in the Funds and receives shareholder service fees accordingly.  An affiliate of Hewitt Associates, Hewitt Financial Services distributes Fund shares and receives 12b-1 fees from Ariel Distributors, LLC.

800-292-7435

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Ariel Investment Trust:

We have audited the accompanying statements of assets and liabilities of the Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund (the “Funds” within the Ariel Investment Trust), including the schedules of investments, as of September 30, 2007, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended (period from June 30, 2005, commencement of operations, to September 30, 2005, and each of the years in the two-year period then ended, for Ariel Focus Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Ariel Fund and Ariel Appreciation Fund for the period ended September 30, 2003 were audited by other auditors whose report dated October 17, 2003 expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2007, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended (period from June 30, 2005 to September 30, 2005, and each of the years in the two-year period then ended, for Ariel Focus Fund), in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 15, 2007

SEPTEMBER 30, 2007   ANNUAL REPORT

Fund Expense Example	(Unaudited)

Example

As a shareholder of the Ariel Mutual Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The Ariel Mutual Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Ariel Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included, in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2007 to September 30, 2007.

Actual Expenses

The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled, Expenses Paid During Period, to estimate the expenses you paid on your account during this period in each Fund.

Hypothetical Example for Comparison Purposes

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Ariel Mutual Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Ariel Mutual Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Ariel Mutual Funds. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Fund and Return	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*

Ariel Fund
Actual	$1,000.00	$1,013.90	$5.15	1.02%
Hypothetical (5% before expenses)	$1,000.00	$1,019.95	$5.17	1.02%

Ariel Appreciation Fund
Actual	$1,000.00	$1,028.20	$5.69	1.12%
Hypothetical (5% before expenses)	$1,000.00	$1,019.45	$5.67	1.12%

Ariel Focus Fund
Actual	$1,000.00	$1,041.00	$6.40	1.25%
Hypothetical (5% before expenses)	$1,000.00	$1,018.80	$6.33	1.25%

*	Expenses are equal to each Fund’s annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

ARIELMUTUALFUNDS.COM

Important Supplemental Information	September 30, 2007 (Unaudited)

2007 Tax Information – The following information for the fiscal year ended September 30, 2007 for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund is provided pursuant to provisions of the Internal Revenue Code.

		Ariel	Ariel
	Ariel	Appreciation	Focus
	Fund	Fund	Fund

Long term capital gain distributions paid during the year *	$269,304,352	$181,147,436	$—
Dividends received deduction % for corporate shareholders	—%	100%	77.01%

*designated for purposes of the dividends paid deduction

Complete information will be reported on Forms 1099-DIV sent to shareholders in January 2008. The Funds intend to designate the maximum amount of qualified dividend income allowed.

Proxy Voting Policies, Procedures, and Record

Both a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling us at 800-292-7435. Such information for the Ariel Mutual Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

Shareholder Statements and Reports

When we send financial reports, prospectuses and other regulatory materials to shareholders, we attempt to reduce the volume of mail you receive by sending one copy of these documents to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

Availability of Quarterly Portfolio Schedule

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s website at www.sec.gov. Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the Public Reference Room, call 800-SEC-0330.

All Ariel Mutual Funds quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on our website at arielmutualfunds.com. Shareholders also may obtain copies of shareholder reports upon request by contacting us directly at 800-292-7435 or by writing to us at P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

SEPTEMBER 30, 2007   ANNUAL REPORT

Board of Trustees

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Mario L. Baeza, Esq. Age: 56	Trustee, Member of Management Contracts and Governance Committees	Indefinite, until successor elected Served as a Trustee since 1995

Chairman and CEO, The Baeza Group, LLC and Baeza & Co., LLC (Hispanic-owned investment firms) since 1995; Founder and Executive Chairman, V-Me Media, Inc. (Spanish-language television network) since 2007. Chairman, TCW/Latin, America Partners, LLC (private equity capital firm), 1996-2006 (CEO 1996-2003)

Air Products and Chemicals, Inc., Tommy Hilfiger Corp., Israel Discount Bank, Urban America LLC, Channel Thirteen/WNET, Hispanic Federation Inc., Americas for the United Nations Population Fund, NYC Latin Media and Entertainment Commission, Upper Manhattan Empowerment Zone

James W. Compton Age: 69	Trustee, Chairman of Governance Committee, Member of Audit Committee	Indefinite, until successor elected Served as a Trustee since 1997	Retired President and CEO, Chicago Urban League (non-profit, civil rights and community-based organization), 1978 to 2006	Seaway National Bank of Chicago, Commonwealth Edison Company, The Field Museum, DePaul University, The Big Shoulders Fund

William C. Dietrich Age: 58	Trustee, Chairman of Audit Committee, Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1986	Executive Director, Shalem Institute for Spiritual Formation, Inc. (ecumenical educational institute), since 2001 (Co-Executive Director 2001-2006)	Scottish Widows Investment Partnership Trust, Global Emerging Markets Fund

Royce N. Flippin, Jr. Age: 73	Lead Independent Trustee, Member of Management Contracts and Governance Committees, Chairman of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1986 and Lead Independent Trustee since 2006	President, Flippin Associates (consulting firm) since 1992	Technical Career Institute, NYC, TerraCycle, Inc., Princeton Club of New York

John G. Guffey, Jr. Age: 59	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Served as a Trustee since 1986	President, Aurora Press, Inc. (publisher of trade paperback books) since 2003; Treasurer and Director, Silby, Guffey and Co., Inc. (venture capital firm), 1988 to 2003	Calvert Social Investment Foundation, Calvert Group of Funds, except for Calvert Variable Series

Mellody L. Hobson Age: 38	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1993, President since 2002 and Chairman since 2006	President, Ariel Capital Management, LLC since 2000

DreamWorks Animation SKG, Inc., The Estée Lauder Companies Inc., Starbucks Corporation, Sundance Institute, Chicago Public Education Fund, Chicago Public Library, The Field Museum, Investment Company Institute (Board of Governors)

ARIELMUTUALFUNDS.COM

		Term of Office and Length	Principal Occupation(s)	Other Directorships Held
Name and Age	Position(s) Held with Fund	of Time Served	During Past 5 Years	by Trustee

Christopher G. Kennedy Age: 44	Trustee, Member of Audit and Governance Committees	Indefinite, until successor elected Served as a Trustee since 1995	President, Merchandise Mart Properties, Inc. (real estate management firm) since 2000; Executive Officer, Vornado Realty Trust (publicly traded real estate investment trust) since 2000	Interface Inc., Rehabilitation Institute of Chicago, Catholic Theological Union

Merrillyn J. Kosier Age: 47	Trustee and Vice President	Indefinite, until successor elected Served as a Trustee since 2003 and Vice President since 1999	Executive Vice President and Director of Mutual Fund Marketing and Investor Services, Ariel Capital Management, LLC since 1999	Loyola University Chicago Advisory Board and Council of Regents, Chair of Mutual Fund Education Alliance, Harris Theater for Music and Dance, Lupus Foundation of America, Inc.

William M. Lewis, Jr. Age: 51	Trustee, Member of Management Contracts Committee	Indefinite, until successor elected Served as a Trustee since 2007	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd. since 2004; Managing Director and Co-Head of the Global Banking Department, Morgan Stanley, 1999 to 2004	Freddie Mac, Darden Restaurants, Inc., NAACP Legal Defense Fund, Phillips Academy, The Cancer Research Institute, Carnegie Endowment for International Peace

H. Carl McCall Age: 71	Trustee, Member of Audit and Governance Committees	Indefinite, until successor elected Served as a Trustee since 2006	Principal, Convent Capital, LLC (financial advisory firm) since 2004; Comptroller of the State of New York, 1993 to 2002	Tyco International Ltd., New Plan Excel Realty Trust, Inc.

John W. Rogers, Jr. Age: 49	Trustee	Indefinite, until successor elected Served as a Trustee 1986-1993 and since 2000	Founder, Chairman, CEO and Chief Investment Officer, Ariel Capital Management, LLC; Lead Portfolio Manager, Ariel Fund & Ariel Appreciation Fund	Aon Corporation, Exelon Corporation, McDonald’s Corporation, Chicago Urban League, John S. and James L. Knight Foundation

James M. Williams Age: 59	Trustee, Chairman of Management Contracts Committee	Indefinite, until successor-elected Served as a Trustee since 2006	Vice President and Chief Investment Officer, J. Paul Getty Trust, since 2002; President, Harbor Capital Advisors and Harbor Mutual Funds, 2000 to 2002	SEI Mutual Funds

CHAIRMAN EMERITUS

Bert N. Mitchell, CPA Age: 69	Chairman Emeritus of the Board of Trustees (has no trustee duties or responsibilities)	Served as a Trustee from 1986-2006 and Independent Chairman from 1995-2006	Chairman and CEO, Mitchell & Titus, LLP (certified public accounting firm) since 1974	SEEDCO (Structured Employment Economic Development Corporation)

Note: Number of portfolios in complex overseen by all Trustees is three. Address for all Trustees is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601

SEPTEMBER 30, 2007   ANNUAL REPORT

Officers

		Term of Office and Length	Principal Occupation(s)	Other Directorships Held
Name and Age	Position(s) Held with Fund	of Time Served	During Past 5 Years	by Officer

Thomas E. Herman, CPA Age: 45	Chief Financial Officer and Treasurer	Indefinite, until successor elected Served as Chief Financial Officer and Treasurer since 2005

Chief Financial Officer since 2006; Senior Vice President, Finance, Ariel Capital Management, LLC, 2005 to 2006; Vice President, Controller, 2004 to 2005; Regional Financial Manager, Otis Elevator Company, 1999 to 2004

Chicago Children’s Theatre, Community Health Charities of Illinois

Mellody L. Hobson Age: 38	Chairman of the Board of Trustees and President; Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1993, President since 2002 and Chairman since 2006	President, Ariel Capital Management, LLC since 2000

DreamWorks Animation SKG, Inc., The Estée Lauder Companies Inc., Starbucks Corporation, Sundance Institute, Chicago Public Education Fund, Chicago Public Library, The Field Museum, Investment Company Institute (Board of Governors)

Merrillyn J. Kosier Age: 47	Trustee and Vice President	Indefinite, until successor elected Served as a Trustee since 2003 and Vice President since 1999	Executive Vice President and Director of Mutual Fund Marketing and Investor Services, Ariel Capital Management, LLC since 1999	Loyola University Chicago Advisory Board and Council of Regents, Chair of Mutual Fund Education Alliance, Harris Theater for Music and Dance, Lupus Foundation of America, Inc.

Sheldon R. Stein Age: 78	Vice President, Assistant Secretary	Indefinite, until successor elected Served as Vice President since 2002 and Assistant Secretary since 2007	Vice President, General Counsel, Ariel Capital Management, LLC since 2001; Of Counsel, D’Ancona & Pflaum LLC and Seyfarth Shaw LLP, as successor there-to, since 2001	Great Books Foundation

Anita M. Zagrodnik Age: 47	Vice President, Chief Compliance Officer, Secretary and Assistant Treasurer	Indefinite, until successor elected Served as Vice President, Assistant Secretary and Assistant Treasurer since 2003; Chief Compliance Officer since 2004, Secretary since 2007	Vice President, Fund Administration, Ariel Capital Management, LLC since 2003; Principal, ideassociates, LLC (financial services consulting firm), 1999 to 2003

Note: Number of portfolios in complex overseen by all Officers is three. Address for all Officers is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601 The Ariel Mutual Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ Trustees and Officers. The SAI is available without charge by calling 800-292-7435 or logging on to our web site, arielmutualfunds.com.

800-292-7435

The Tortoise and the Hare

One day a fleet-footed Hare was making fun of a rather plodding Tortoise.

The Hare was surprised when the Tortoise laughed back.

“Speedy you may be,” said the Tortoise,

“But I challenge you to a race and I bet that I win.”

“Oh, for goodness’ sake,” said the Hare,

“It will be no contest at all.

 In fact, I will dance rings around you all the way.”

When the time came, both started off together.

The Hare sped off from the start.

In fact, he ran so quickly that he soon left the Tortoise far behind.

 He turned circles and flips as he raced ahead,

 keen and proud of his speed and nimbleness.

Once the Hare reached the middle of the course,

he was so far ahead, he decided to take a nap.

While the Hare slept, the Tortoise plodded on

and on, straight toward the finish line.

Slowly, steadily, the Tortoise kept focused on his goal.

When the Hare awoke from his nap,

he was surprised that the Tortoise was nowhere in sight.

Racing to the finish line with all his proud speed,

he saw that it was too late.

The Tortoise was waiting there for him, a smile on his face.

—Aesop

Ariel Investment Trust P.O. Box 701 Milwaukee, Wisconsin 53201-0701 800-292-7435 arielmutualfunds.com	Annual Report 11/07

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions. A copy of the code of ethics is available on our web site at www.arielmutualfunds.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) William C. Dietrich, (2) Christopher G. Kennedy and (3) John G. Guffey, Jr.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees of KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2007 and September 30, 2006, respectively, were $53,500 and $53,800.

(b) Audit-Related Fees. The aggregate Audit-Related Fees of KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as Audit Fees for the fiscal years ended September 30, 2007 and September 30, 2006, respectively, were $0 and $0.

(c) Tax Fees. The aggregate Tax Fees of KPMG for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2007 and September 30, 2006, respectively, were $9,300 and $9,150.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

(d) All Other Fees. The aggregate Other Fees of KPMG for all other non-audit services rendered to the registrant for the fiscal years ended September 30, 2007 and September 30, 2006, respectively, were $0 and $0.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) KPMG did not provide any services to the investment adviser or any affiliate for the fiscal years ended September 30, 2007 and September 30, 2006. The registrant has not paid any fees for non-audit services not previously disclosed in Items 4 (b)-(d).

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)(1) Code of Ethics – Not applicable. Item 2 requirements satisfied through alternative means.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President and Principal Executive Officer

Date:	November 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President and Principal Executive Officer

Date:	November 19, 2007

By:	/s/ Thomas Herman
Thomas Herman
Vice President and Principal Financial Officer

Date:	November 19, 2007